                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 13.2




                                        DEED OF AMENDMENT (SHARE SALE AGREEMENT)
                                        TABLE OF CONTENTS


                                                                        Page no.
1        DEFINITIONS AND INTERPRETATION.....................................1

2        AMENDMENT TO SHARE SALE AGREEMENT..................................1
         2.1      Amendment.................................................1
         2.2      Effective Date............................................4
         2.3      Share Sale Agreement......................................4

3        GENERAL............................................................4
         3.1      Paramountcy of document...................................4
         3.2      No merger.................................................4
         3.3      Attorneys.................................................4
         3.4      Amendment.................................................5
         3.5      Assignment................................................5
         3.6      Severability..............................................5
         3.7      Waiver....................................................5
         3.8      Rights, remedies additional...............................5
         3.9      Further assurances........................................5
         3.10     Costs.....................................................5
         3.11     Counterparts..............................................5
         3.12     Governing law and jurisdiction............................5

         SCHEDULE 1.........................................................6

         SCHEDULE 2.........................................................7



--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE I
Ref: MD JRM 011353332
Final

THIS DEED is made on                                          2005


PARTIES


         CATUITY INC.
         of Suite 37, 89-97 Jones Street, Ultimo NSW 2007 (PURCHASER) and

         EACH PARTY SET OUT IN SCHEDULE 1


BACKGROUND

The parties have agreed to amend the Share Sale Agreement in accordance with clause 23.5 of the Share Sale Agreement upon and subject to the terms and conditions of this document.



AGREED TERMS

1        DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1 In this document, the following terms will have the following meanings unless the subject or context requires otherwise:

         "EFFECTIVE DATE" means the date of execution of this document.

         "SHARE SALE AGREEMENT" means the Sale of Shares Agreement dated 17 March 2005 between the parties.

1.2 Unless otherwise defined in this document, the terms and expressions used in this document and not defined have the meaning given to them in the Share Sale Agreement.

1.3 Clauses 1.2 and 1.3 of the Share Sale Agreement apply to the interpretation of this document.

2        AMENDMENT TO SHARE SALE AGREEMENT

--------------------------------------------------------------------------------

2.1      AMENDMENT

         The parties agree that the Share Sale Agreement is amended as follows:

         (a) By replacing the definition of "Capital Raising" in clause 1.1 with the following definition:

               ""CAPITAL RAISING" means the creation, issue and allotment by the Purchaser of additional securities to raise funds of at least $5.6 million at an issue price of:

               (a)   $10.00 or greater; or

               (b) such lower price as the Purchaser may with the prior written approval of the Majority Vendors agree.

         (b) By inserting the following definition in clause 1.1 after the definition of Capital Rasing:

               ""CAPITAL RAISING PRICE" means the price at which ordinary shares are issued pursuant to the Capital Raising.".


--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 1
Ref: MD JRM 011353332
Final

         (c) By replacing the definition of "End Date" in clause 1.1 with the following definition:

               ""END DATE" means the earlier of 30 September 2005 and the date that is 30 Business Days after the closing of the Capital Raising.".

         (d) By replacing the definition of "Consideration Securities" in clause 1.1 with the following definition:

               ""CONSIDERATION SECURITIES" means 335,000 fully paid ordinary shares in the Purchaser to be issued by the Purchaser in partial satisfaction of the Purchase Consideration.

         (e)   By replacing the definition of "Holdback Securities" in clause
               1.1 with the following definition:

               ""HOLDBACK SECURITIES" means the total Consideration Securities issued by the Purchaser to the Major Vendors in partial satisfaction of the Purchase Consideration listed in column 5 of
               Schedule 2. The Holdback Securities will be allocated amongst the Major Vendors in the proportions set out opposite the name of each Major Vendor and each applicable Optionholder in the fifth column in Schedule 1 (if any) that are actually issued to each Vendor or Optionholder and released from holdback in accordance with Clause 5.4".

         (f) By replacing the definition of "VENDOR" in clause 1.1 with the following definition:

               "VENDOR" means each person named as a vendor in Schedule 1. For the purposes of Clause 5.1, each of Chris Leach, Bernadene Hug and Michelle Benson will also be deemed to be a Vendor."

         (g) By deleting condition No. 15 in clause 2.1 and inserting the words "NOT USED" in the second column of the table opposite that number.

         (h) By replacing the second column opposite condition No.10 with the following:

               "(ESCROW AGREEMENTS) Execution of the Escrow Agreements in respect of the Hold Back Amounts and the Hold Back Securities."

         (i) With respect to condition No. 16 in Clause 2.1, each party affirms as at the Effective Date that it has not become aware of any Material Adverse Change as at the Effective Date.

         (j)   By deleting the words "5.2 or" in Clause 4.1(b).

         (k) By deleting the paragraph under clause 4.1(b) which starts with the words "For illustrative purposes".

         (l)   By deleting the last paragraph of Clause 5.1.

         (m) By deleting clause 5.2 and inserting the words "NOT USED" under clause 5.2.

         (n) By amending clause 5.6 by inserting the following words above clause 5.6(a):

         (o) "If and only if, NASDAQ or ASX imposes an escrow period that is cumulatively longer than the date at which the Consideration Securities are registered and tradable or six months whichever is the lesser, the following clause 5.6 applies:" By amending Clause 5.6(a) by deleting the sentence "Upon any additional ordinary shares or Equity Securities being issued by the Purchaser pursuant to clauses 5.2(a) or (b), the number of Protected Securities shall be recalculated accordingly and the Major Vendors shall deliver to the Purchaser a revised list specifying the revised number of Protected Securities (including the share certificate number or other identifying number) held by each Protected Vendor, which revised numbers shall be in the same proportions as the numbers specified on the original list."

         (p) By amending clause 5.6 by deleting all references to the words "such lower price at which ordinary shares may previously have been issued by the Purchaser during the Escrow Period and in respect of which issue clause 5.2 was previously applied" wherever they appear in the various sub-clauses of Clause 5.6.

         (q) By deleting clause 5.7 and replacing it with the following clause:


--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 2
Ref: MD JRM 011353332
Final

               "5.7 PUBLIC ANNOUNCEMENT

               If clause 5.6 applies, during the applicable period referred to in subclause (ii) of the definition of LTP in that clause 5.6, no Protected Vendor may make or authorise any other person to make any public announcement or communication relating to a sale or a proposed sale of any of their Consideration Securities or other Equity Securities in the Purchaser prior to the sale of those securities.".

         (r) By deleting clause 6.4(c) and replacing it with the following clause:

               "(CONSIDERATION SECURITIES) do or cause to be done any act or thing that is necessary to issue the Consideration Securities to the Vendors in the proportions set out in Schedule 1 with the Hold Back Securities to be issued as ordinary stock and held in escrow in accordance with the provisions of the Escrow Agreements; and".

         (s) By deleting clause 6.7 and replacing it with the following clause:

               "6.7 LISTING OF CONSIDERATION SECURITIES

               Prior to Completion, the Purchaser will notify NASDAQ of the issue of the Consideration Securities and will seek the listing of the Consideration Securities on NASDAQ. The Vendors will list their Consideration Securities on NASDAQ. The Purchaser will use its best endeavours to make the necessary SEC registration filing within 10 days of Completion and will do all such other things as may be required in order for the Consideration Securities to be freely tradeable as soon as practicable following Completion.".

         (t) By deleting clause 6.8 and replacing it with the following clause 6.8:

               If the Hold Back Securities are not able to be issued and held as treasury stock for the entire Escrow Period, each Major Vendor that receives Hold Back Securities agrees not to trade the Hold Back Securities issued to it during the Escrow Period without the consent of the Purchaser, which Hold Back Securities will be held in escrow in accordance with the Escrow Agreements.

         (u) By deleting the reference in clause 11.4(b) to "$5.10" and replacing it with "$10.00".

         (v) By deleting clause 11.5 and replacing it with the following clause 11.5:

               "11.5 SATISFACTION OF A CLAIM

               "(a) In respect of any Claim notified in the 6 months after the Completion Date, once determined by agreement between the Purchaser and the Major Vendors or otherwise pursuant to clause 11.6, each Major Vendor will satisfy their Respective Vendor Liability of the determined amount of the Claim in cash and fully paid ordinary shares in the Purchaser in the same proportions as the cash and Consideration Securities that were provided to that Major Vendor under clause 5.1.

               For this purpose, regardless of the market value of the ordinary shares in the Purchaser, each fully paid ordinary share in the Purchaser cancelled or bought back from the Major Vendor in respect of such a Claim is taken to have a value of $10.00 when determining the number of ordinary shares required to be cancelled in order for each Major Vendor to satisfy their Respective Vendor Liability.

               For example, if a Claim of $1 million is determined against the Major Vendors, a Major Vendor who has a Respective Vendor Liability of 10% and who has received 60% of its proportion of the Purchaser Consideration in cash and 40% of its proportion in Consideration Securities will be required to pay the Purchaser $60,000 in cash and permit to be cancelled or bought back fully paid ordinary shares in the Purchaser that have a value of $40,000 (with each fully paid ordinary share taken to have a value of $10.00). For the avoidance of doubt, the ordinary shares cancelled or bought back will be taken to have a value of $10.00 regardless of whether or not they are the original Consideration Securities issued to the relevant Major Vendor.


--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 3
Ref: MD JRM 011353332
Final

               (b) In respect of any Claim notified more than 6 months after the Completion Date, once determined by agreement between the Purchaser and the Major Vendors or by an Expert pursuant to clause 12.9, each Major Vendor will satisfy their Respective Vendor Liability of the determined amount of the Claim in cash.

               For example, if a Claim of $1 million is determined against the Major Vendors, a Major Vendor who has a Respective Vendor Liability of 10% will be required to pay to the Purchaser $100,000 in cash."

         (w)   By replacing the table in Schedule 1 with the table set out in
               Schedule 2 of this document.

         (x)   By inserting the following words under the table in Schedule 1:

               "This table has been prepared on the basis that the Capital Raising Price is A$10.00. If the Capital Raising Price is not A$10.00, the figures in this table will be amended to reflect the actual Capital Raising Price and the definition of "Consideration Securities" and the Purchaser and the Major Vendors will prepare and sign, for the purposes of identification, a new table to reflect the changes made accordingly.".

2.2      EFFECTIVE DATE

         The amendments set out in clause 2.1 take effect from and including the Effective Date.

2.3      SHARE SALE AGREEMENT

         Save as expressly amended by this document, the Share Sale Agreement will continue in full force and effect. The Share Sale Agreement as amended by this document will be read as a single integrated document incorporating the amendment effected by this document.

2.4      DISPOSAL OF SHARES

         In consideration for the amendments to the Share Sale Agreement agreed to by the Purchaser pursuant to this document, each of the Major Vendors agrees to dispose of their Consideration Securities and other Equity Securities in the Purchaser in a fair and reasonable manner so as to ensure that at all times there is an orderly and efficient market for the Purchaser's shares and that there is not undue downward pressure on or fluctuations in the traded price of the Purchaser's securities.

2.5      DISCLOSURES

         The Purchaser acknowledges that its has accepted all written disclosures made to it between the date of the Share Sale Agreement and the Effective Date by the Major Vendors and agrees that it will not terminate the Share Sale Agreement on the basis of any such disclosures made during that period that have fairly and accurately disclosed in writing any matter that would otherwise have constituted a breach of Warranty.

3        GENERAL
--------------------------------------------------------------------------------

3.1      PARAMOUNTCY OF DOCUMENT

         If this document conflicts with any other document, agreement or arrangement, this document prevails to the extent of the inconsistency.

3.2      NO MERGER

         The provisions of this document will not merge on completion of any transaction contemplated in this document and, to the extent any provision has not been fulfilled, will remain in force.

3.3      ATTORNEYS

         Each person who executes this document on behalf of a party under a power of attorney warrants that he or she has no notice of the revocation of that power or of any fact or circumstance that might affect his or her authority to execute this document under that power.


--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 4
Ref: MD JRM 011353332
Final

3.4      AMENDMENT

         This document may not be amended or varied unless the amendment or variation is in writing signed by all parties.

3.5      ASSIGNMENT

         No party may assign, transfer or otherwise deal with this document or any right or obligation under this document without the prior written consent of each other party which must not be unreasonably withheld.

3.6      SEVERABILITY

         Part or all of any provision of this document that is illegal or unenforceable will be severed from this document and will not affect the continued operation of the remaining provisions of this document.

3.7      WAIVER

         Waiver of any power or right under this document:

         (a) must be in writing signed by the party entitled to the benefit of that power or right; and

         (b)   is effective only to the extent set out in that written waiver.

3.8      RIGHTS, REMEDIES ADDITIONAL

         Any rights and remedies that a person may have under this document are in addition to and do not replace or limit any other rights or remedies that the person may have.

3.9      FURTHER ASSURANCES

         Each party must do or cause to be done all things necessary or reasonably desirable to give full effect to this document and the transactions contemplated by it (including, but not limited to, the execution of documents).

3.10     COSTS

         Each party must bear its own legal, accounting and other costs for the preparation and execution of this document.

3.11     COUNTERPARTS

         This document may be executed in any number of counterparts and all counterparts taken together will constitute one document.

3.12     GOVERNING LAW AND JURISDICTION

         This document will be governed by and construed in accordance with the laws in force in the State of Victoria and each party submits to the non-exclusive jurisdiction of the courts of that State.



--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 5
Ref: MD JRM 011353332
Final

                                   SCHEDULE 1

         o Jadeglen Investments Pty Ltd (ACN 006 739 028) as trustee of the David Thurin Family Trust

         o Joshua Custodians Pty Ltd (ACN 065 329 142) as trustee of the Steven Skala Superannuation Fund

         o     Navon Pty Ltd (ACN 007 065 536) as trustee of the Shemesh Trust

         o A&B Venture Fund Company Pty Ltd (ACN 079 826 109) as trustee of Allen & Buckeridge II Trust

         o     Judith Course as trustee of the Course Family Trust

         o     Warren Voss as trustee of the Bernadene Hug Family Trust

         o     Ian Kennedy

         o     Robert McIntyre

         o     Austin Whiting

         o     Brock Lynch

         o     Warana Grange Pty Ltd (ACN 052 427 853)

         o     Chris Leach

         o     Bernadene Hug

         o     Michelle Benson



--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 6
Ref: MD JRM 011353332
Final

                                   SCHEDULE 2

                    SCHEDULE 1 - VENDORS AND OPTIONHOLDERS

PART 1




                     COLUMN 1       COLUMN 2       COLUMN 3       COLUMN 4       COLUMN 5              COLUMN 6
                   -----------    -----------    -----------    -----------    -----------    ---------------------------

                                                                                                   RESPECTIVE VENDOR
                                                                                                LIABILITY OF HOLDBACK AS
                    NUMBER OF    COMPLETION                                                           A PERCENTAGE
                    SHARES         PAYMENT                                                    ---------------------------
                    HELD BY         CASH         HOLDBACK       COMPLETION      HOLD BACK
                    VENDOR        COMPONENT       AMOUNT        SECURITIES     SECURITIES      % OF CASH      % OF # OF
VENDOR                 #              $               $              #              #            PART           SHARES
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------

Jadeglen
Investments
Pty Ltd atf the
David Thurin
Family Trust            83,598         94,509             --          1,000             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Joshua
Custodians Pty
Ltd atf the
Steven Skala
Super Fund              83,598         94,509             --          1,000             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Navon Pty Ltd
atf the
Shemesh Trust          201,134        220,000         20,028          3,644          1,001           4.01%           0.30%
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
A & B
Venture Fund
Company Pty
Ltd atf A&B II
Trust                1,830,266        785,037        263,233        251,471         13,162          52.65%           3.93%
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Judith Course
atf the Course
Family Trust           753,732        852,104         75,053          9,015          3,753          15.01%           1.12%
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------


                              COLUMN 7                       COLUMN 8                        COLUMN 9
                      --------------------------    --------------------------    ---------------------------
                                                                                          MAXIMUM VENDOR
                                                        MAXIMUM VENDOR                LIABILITY UNDER THIS
                         VENDOR LIABILITY            LIABILITY UNDER THIS                AGREEMENT AS A
                          UNDER HOLDBACK                  AGREEMENT                       PERCENTAGE
                      --------------------------    --------------------------    ---------------------------
                                                                                     % OF            % OF #
                                        # OF                          # OF           CASH              OF
VENDOR                     $           SHARES            $           SHARES          PART            SHARES
                      -----------    -----------    -----------    -----------    -----------     -----------

Jadeglen
Investments
Pty Ltd atf the
David Thurin
Family Trust                   --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Joshua
Custodians Pty
Ltd atf the
Steven Skala
Super Fund                     --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Navon Pty Ltd
atf the
Shemesh Trust              20,028          1,001        220,000          3,644           6.64%           1.23%
                      -----------    -----------    -----------    -----------    -----------     -----------
A & B
Venture Fund
Company Pty
Ltd atf A&B II
Trust                     263,233         13,162        785,037        251,471          23.71%          84.79%
                      -----------    -----------    -----------    -----------    -----------     -----------
Judith Course
atf the Course
Family Trust               75,053          3,753        852,104          9,015          25.73            3.04%
                      -----------    -----------    -----------    -----------    -----------     -----------



--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 7
Ref: MD JRM 011353332
Final

                     COLUMN 1       COLUMN 2       COLUMN 3       COLUMN 4       COLUMN 5              COLUMN 6
                   -----------    -----------    -----------    -----------    -----------    ---------------------------

Warren Voss
atf the
Bernadene
Hug Family
Trust                  753,732        852,104         75,053          9,015          3,753          15.01%           1.12%
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Ian Kennedy             64,483         72,899             --            772             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Rob McIntyre             7,053          7,974             --             85             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Austin
Whiting                  1,000          1,131             --             12             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Brock Lynch              4,000          3,137             --            292             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Warana
Grange Pty
Ltd                    434,112        450,000         43,227          9,269          2,161           8.65%           0.65%
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Employee
ESOP
optionholders
other than C
Leach                       --         14,380             --             --             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
C Leach *
Less $20,000
for
cancellation of
ESOP options                --        132,217         23,407         14,165          1,170           4.68%           0.35%
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
C Leach *
$20,000 for
Unpaid ESOP
Not Paid in
Cash                        --         20,000             --             --             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Chris Leach                 --             --             --         24,244             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Bernadene
Hug                         --             --             --          4,408             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
Michelle
Benson                      --             --             --          6,612             --             --              --
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------
  Total              4,216,708      3,600,000        500,000        335,000         25,000            100%            100%
                   -----------    -----------    -----------    -----------    -----------    -----------     -----------

                              COLUMN 7                       COLUMN 8                        COLUMN 9
                      --------------------------    --------------------------    ---------------------------

Warren Voss
atf the
Bernadene
Hug Family
Trust                      75,053          3,753        852,104          9,015          25.73%           3.04%
                      -----------    -----------    -----------    -----------    -----------     -----------
Ian Kennedy                    --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Rob McIntyre                   --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Austin
Whiting                        --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Brock Lynch                    --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Warana
Grange Pty
Ltd                        43,227          2,161        450,000          9,269          13.59            3.13%
                      -----------    -----------    -----------    -----------    -----------     -----------
Employee
ESOP
optionholders
other than C
Leach                          --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
C Leach *
Less $20,000
for
cancellation of
ESOP options               23,407          1,170        132,217         14,165           3.99%           4.78%
                      -----------    -----------    -----------    -----------    -----------     -----------
C Leach *
$20,000 for
Unpaid ESOP
Not Paid in
Cash                           --             --         20,000             --           0.60%             --
                      -----------    -----------    -----------    -----------    -----------     -----------
Chris Leach                    --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Bernadene
Hug                            --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
Michelle
Benson                         --             --             --             --             --              --
                      -----------    -----------    -----------    -----------    -----------     -----------
  Total                   500,000         25,000      3,311,461        296,577            100%            100%
                      -----------    -----------    -----------    -----------    -----------     -----------




--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 8
Ref: MD JRM 011353332
Final

- The Completion Payment and the Completion Securities may be adjusted in accordance with clause 2.1 Condition 7 and/or clause 12 of this agreement.

-        The Hold Back Securities may be adjusted in accordance with clause 5.

- This table has been prepared on the basis that the Capital Raising Price is A$10.00. If the Capital Raising Price is not A$10.00, the figures in this table will be amended to reflect the actual Capital Raising Price and the definition of "Consideration Securities" and the Purchaser and the Major Vendors will prepare and sign, for the purposes of identification, a new table to reflect the changes made accordingly.

- Chris Leach's Consideration Securities (excluding Chris Leach's Hold Back Securities) will be issued at the direction of Chris Leach to Chris Leach as trustee of the Leach Family Trust. Chris Leach's Hold Back Securities will be issued in the name of Chris Leach.



PART 2 - OPTIONHOLDER DETAILS

OPTIONHOLDER NAME                                                 OPTIONS ISSUED
-----------------                                                 --------------
BURNS, Rowan                                                      4,000
HUNTER, Matthew                                                   4,000
KASINSKI, John                                                    1,000
ROBERTSON, Kim                                                    1,000
SINGH, Narinder                                                   1,000
WILDE, Jennifer                                                   1,000
LEACH, Chris                                                    194,062

TOTAL                                                           206,062





--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER            DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 9
Ref: MD JRM 011353332
Final

EXECUTED as a DEED


EXECUTED by CATUITY INC                   )
                                          )


/s/ Alfred H. (John) Racine
---------------------------------------
Signature of President, CEO and Director


Alfred H. (John) Racine
---------------------------------------
Name of President, CEO and Director


EXECUTED by CATUITY INC                   )
                                          )


/s/ A. S. Dawson
---------------------------------------
Signature of Chairman and Director


A. S. Dawson
---------------------------------------
Name of Chairman and Director

EXECUTED by A&B VENTURE FUND
COMPANY PTY LTD as trustee of the Allen   )
& Buckeridge II Trust                     )
                                          )


/s/ Robert G. Buckeridge
---------------------------------------        ---------------------------------
Director                                       Director/Secretary


Robert G. Buckeridge
---------------------------------------        ---------------------------------
Name (please print)                            Name (please print)

EXECUTED by NAVON PTY LTD as trustee
of the Shemesh Trust                      )
                                          )


/s/ B. D. Meltzer
---------------------------------------        ---------------------------------
Director/Sole Director                         Director/Secretary


B. D. Meltzer
---------------------------------------        ---------------------------------
Name (please print)                            Name (please print)


--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER           DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 10
Ref: MD JRM 011353332
Final

EXECUTED by JOSHUA CUSTODIANS
PTY LTD as trustee of the Steven Skala    )
Superannuation Fund                       )
                                          )


/s/ Steven M. Skala
---------------------------------------        ---------------------------------
Director/Sole Director                         Director/Secretary


Steven M. Skala
---------------------------------------        ---------------------------------
Name (please print)                            Name (please print)


EXECUTED by JADEGLEN
INVESTMENTS PTY LTD as trustee of the     )
David Thurin Family Trust                 )
                                          )


/s/ Lisa Thurin                                /s/ David Thurin
---------------------------------------        ---------------------------------
Director/Sole Director                         Director/Secretary


Lisa Thurin                                    David Thurin
---------------------------------------        ---------------------------------
Name (please print)                            Name (please print)


SIGNED SEALED and DELIVERED by
JUDITH CLAIRE COURSE as trustee of the    )
Course Family Trust in the presence of    )
                                          )


/s/ Antony Course                              /s/ Judith Claire Course
---------------------------------------        ---------------------------------
Signature of witness                           Judith Claire Course


Antony Course                                  Judith Claire Course
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)


SIGNED SEALED and DELIVERED by            )
ANTONY ROBERT COURSE                      )


/s/ Michelle Benson                            /s/ Antony Robert Course
---------------------------------------        ---------------------------------
Signature of witness                           Antony Robert Course


Michelle Benson                                Antony Robert Course
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)



--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER           DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 11
Ref: MD JRM 011353332
Final

SIGNED SEALED and DELIVERED by            )
WARREN VOSS as trustee of the Bernadene   )
Hug Family Trust                          )


/s/ Robert Mele                                /s/ Warren Voss
---------------------------------------        ---------------------------------
Signature of witness                           Warren Voss


Robert Mele                                    Warren Voss
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)


SIGNED SEALED and DELIVERED by            )
BERNADENE HUG                             )


/s/ Janet D. Hardie                            /s/ Bernadene Hug
---------------------------------------        ---------------------------------
Signature of witness                           Bernadene Hug


Janet D. Hardie                                Bernadene Hug
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)


EXECUTED by WARANA GRANGE PTY LTD         )
                                          )


/s/ John Symington                             /s/ Marjari Symington
---------------------------------------        ---------------------------------
Director/Sole Director                         Director/Secretary


John Symington                                 Marjari Symington
---------------------------------------        ---------------------------------
Name (please print)                            Name (please print)


SIGNED SEALED and DELIVERED by            )
IAN KENNEDY                               )


/s/ Judith D. Casey                            /s/ Ian Kennedy
---------------------------------------        ---------------------------------
Signature of witness                           Ian Kennedy


Judith D. Casey                                Ian Kennedy
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)


SIGNED SEALED and DELIVERED by            )
ROBERT MCINTYRE                           )


/s/ Kristine Ingham                            /s/ Robert McIntyre
---------------------------------------        ---------------------------------
Signature of witness                           Robert McIntyre


Kristine Ingham                                Robert McIntyre
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)

--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER           DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 12
Ref: MD JRM 011353332
Final

SIGNED SEALED and DELIVERED by            )
AUSTIN WHITING                            )


/s/ Kirsty Angus                               /s/ Austin Whiting
---------------------------------------        ---------------------------------
Signature of witness                           Austin Whiting


Kirsty Angus                                   Austin Whiting
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)


SIGNED SEALED and DELIVERED by            )
BROCK LYNCH                               )


/s/ Andrew McNamara                            /s/ Brock Lynch
---------------------------------------        ---------------------------------
Signature of witness                           Brock Lynch


Andrew McNamara                                Brock Lynch
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)


SIGNED SEALED and DELIVERED by            )
CHRIS LEACH                               )


/s/ Bridget Leach                              /s/ C. P. Leach
---------------------------------------        ---------------------------------
Signature of witness                           Chris Leach


Bridget Leach                                  Chris Leach
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)



SIGNED SEALED and DELIVERED by            )
MICHELLE BENSON                           )


/s/ Graham McStay                              /s/ Michelle Benson
---------------------------------------        ---------------------------------
Signature of witness                           Michelle Benson


Graham McStay                                  Michelle Benson
---------------------------------------        ---------------------------------
Name of witness (print)                        Name (please print)


--------------------------------------------------------------------------------
ARNOLD BLOCH LEIBLER           DEED OF AMENDMENT (SHARE SALE AGREEMENT)| PAGE 13
Ref: MD JRM 011353332
Final